Earnings Per Share (Tables)	12 Months Ended
Dec. 31, 2022
Earnings per share [abstract]
Schedule of Earnings Per Share
Earnings per share are calculated by dividing income attributable to parent company´s owners by the weighted average number of outstanding ordinary shares during the year. As the Group does not have preferred shares or debt convertible into shares, basic earnings are equal to diluted earnings per share.

	12.31.22	12.31.21	12.31.20
Net Income (Loss) for the Year Attributable to Parent Company´s Owners	48,639,400	60,569,787	74,008,952
Weighted Average Ordinary Shares	1,474,692	1,474,692	1,442,740
Earnings per Share	32.98	41.07	51.30